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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 12, 1999


                                  GenCorp Inc.
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             (Exact name of registrant as specified in its charter)


Ohio                             1-1520                          34-0244000
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(State of                (Commission File Number)               (IRS Employer
incorporation)                                               Identification No.)

  175 Ghent Road, Fairlawn, Ohio                                  44333-3300
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(Address of principal executive offices)                          (Zip Code)


                                  330-869-4200
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              (Registrant's telephone number, including area code)




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Item 5.  Other Events
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Attached hereto as Exhibit 99 and incorporated herein by this reference is the text of the registrant's press release which was made on August 12, 1999.

In its press release dated August 12, 1999 GenCorp announced that it is in preliminary discussions with another defense company regarding a possible joint venture with its Aerojet segment's propulsion operations in Sacramento, California.

Item 7.  Exhibits
-----------------

Table                                                                   Exhibit
Item No.        Exhibit Description                                      Number
--------        -------------------                                      ------

    99          Press release dated August 12, 1999 regarding             99
                possible propulsion joint venture.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      GENCORP INC.



                                      By:  /s/ Michael E. Hicks
                                           --------------------
                                    Name:  Michael E. Hicks
                                   Title:  Senior Vice President and
                                           Chief Financial Officer
Dated:    August 12, 1999